Walden Small Cap Innovations Fund
A series of The Coventry Group
Supplement dated March 2, 2009
to the Prospectus Dated October 24, 2008
On February 26, 2009, the Expense Limitation Agreement between the Walden Small Cap Innovations Fund and Boston Trust Investment Management, Inc., its investment adviser, was amended to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets. Accordingly, effective March 13, 2009 the Annual Fees and Expenses table on page 4 of the prospectus is deleted in its entirety and replace with the following:
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) on purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)[1]	1.00%
Annual fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses[2]	0.68%
Total Fund Operating Expenses	1.43%

Fee Waiver and/or Expense Reimbursement[3]	(0.43)%

Net Expenses[3]	1.00%

(1)	Fund shares redeemed within 60 days of purchase will be subject to a redemption fee equal to 1.00% of the value of shares redeemed.

(2)	Because the Fund is new, other expenses are estimates.

(3)	The Adviser has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets for its current fiscal year (exclusive of brokerage costs, interest, taxes, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s Total Fund Operating Expenses to exceed 1.00% of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense.
In addition, the Expense Example on page 5 of the prospectus is deleted in its entirety and replace with the following:

	1 Year	3 Years
Walden Small Cap
Innovations Fund	$102	$318
Redemption Fee
The Small Cap Innovations Fund has revised its redemption fee policy. Effective March 1, 2009, the Fund will not assess a redemption fee in connection with an automatic rebalancing of a Plan participant’s account. Accordingly, the following exemption is added to the list of redemptions and exchanges exempt from the redemption fee on page 19 of the prospectus:
•	redemptions in connection with an automatic rebalancing of the Plan participant’s account
     This Supplement and the Prospectus dated October 24, 2008 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information dated October 24, 2008 has been filed with the Securities and Exchange Commission, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-282-8782 extension 7050.